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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-3 of our report dated February 20, 1998, on our audit of the consolidated financial statements of NuTone Inc. and Subsidiary. We also consent to the reference to our Firm under the caption "Experts".

/s/  COOPERS & LYBRAND L.L.P.
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Cincinnati, Ohio
April 15, 1998